EXHIBIT 99.3

                               PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

                                                 Alliance Holding
                          Unaudited Pro Forma Condensed Statement of Financial Condition
                                                   June 30, 1999
                                      (in thousands, except per unit amounts)

                                                                Transfer         Exchange of
                                                            of Business to      Partnership
                                            Historical     Alliance Capital      Interests          Pro Forma
                                         Alliance Holding      (Note 2)           (Note 3)      Alliance Holding
                                         ----------------  -----------------    ------------    ----------------

Assets:
   Cash and cash equivalents.............  $   88,301         $ (68,697)                            $ 19,604
   Receivable from brokers and
      dealers for sale of shares of
      Alliance mutual funds..............     182,885            182,885
   Fees receivable.......................     197,273           (197,273)
   Investments, available-for-sale.......     183,582           (183,582)
   Investment in Alliance Capital........                        467,062           $(290,660)        176,402
   Furniture, equipment and leasehold
      improvements, net..................     114,422           (114,422)
   Intangible assets, net................     100,216           (100,216)
   Deferred sales commissions, net.......     514,020           (514,020)
   Other assets..........................      76,018            (76,018)
                                           ----------         ----------           ---------        --------
      Total assets.......................  $1,456,717         $ (970,051)          $(290,660)       $196,006
                                           ==========         ==========           =========        ========
      Liabilities:
   Payable to Alliance mutual funds
      for share purchases................  $  238,797         $ (238,797)
   Accounts payable and accrued
      expenses...........................     187,343           (167,739)                           $ 19,604
   Accrued compensation and benefits.....     205,008           (205,008)
   Debt..................................     356,311           (356,311)
   Minority interests in consolidated
      subsidiaries.......................       2,196             (2,196)
                                           ----------         ----------           ---------        --------
      Total liabilities..................     989,655           (970,051)          $       0        $ 19,604
                                           ----------         ----------           ---------        --------
   Partners' capital.....................     467,062                  0            (290,660)        176,402
                                           ----------         ----------           ---------        --------
   Total liabilities and partners'
     capital.............................  $1,456,717         $ (970,051)          $(290,660)        $196,006
                                           ==========         ==========           =========        ========
   Book value per unit outstanding.......  $     2.70                              $    2.72        $   2.70
                                           ==========                              =========        ========
   Units outstanding.....................     171,136                               (105,849)         65,287
                                           ==========                              =========        ========



                          See Notes to Unaudited Pro Forma Condensed Financial Statements


                                                    Alliance Holding
                                    Unaudited Pro Forma Condensed Statement of Income
                                         For the Six Months Ended June 30, 1999
                                         (in thousands, except per unit amounts)

                                                                    Transfer
                                                                 of Business to       Pro Forma
                                             Historical         Alliance Capital     Adjustments          Pro Forma
                                          Alliance Holding          (Note 2)          (Note 5)        Alliance Holding
                                          ----------------      ----------------     -----------      ----------------
Revenues:
 Investment advisory and
   services fees...................            $596,693              $(596,693)
 Distribution revenues.............             198,830               (198,830)
 Shareholder servicing fees........              28,797                (28,797)
 Equity in earnings of Alliance
   Capital.........................                                                    $80,835(a)           $80,835
 Other revenues....................              14,364                (14,364)
                                               --------              ---------         -------              -------
                                                838,684               (838,684)         80,835               80,835
                                               --------              ---------         -------              -------
Expenses:
 Employee compensation and
   benefits........................             220,972               (220,972)
 Promotion and servicing:
   Distribution plan payments
     to financial intermediaries...             160,744               (160,744)
   Amortization of deferred
     sales commissions.............              74,698                (74,698)
   Other...........................              54,896                (54,896)
 General and administrative........              87,739                (87,739)
 Amortization of intangible assets.               7,980                 (7,980)
 Interest..........................               1,927                 (1,927)
                                               --------              ---------         -------              -------
                                                608,956               (608,956)              0                    0
                                               --------              ---------         -------              -------
Income before income taxes.........             229,728               (229,728)         80,835               80,835
 State, local and foreign income
   taxes...........................              12,894                (12,894)
 Federal income taxes..............              21,566                (21,566)          7,375(b)             7,375
                                               --------              ---------         -------              -------
                                                 34,460                (34,460)          7,375                7,375
                                               --------              ---------         -------              -------
Net income.........................            $195,268              $(195,268)        $73,460              $73,460
                                               ========              =========         =======              =======
Basic net income per unit..........            $   1.13                                                     $  1.13
                                               ========                                                     =======
Diluted net income per unit........            $   1.10                                                     $  1.10
                                               ========                                                     =======
Basic weighted average units
   outstanding.....................             170,804                                                      64,910
                                               ========                                                     =======
Diluted weighted average units
   outstanding.....................             175,968                                                      70,074
                                               ========                                                     =======
Distributions......................            $186,696                                                     $70,489
                                               ========                                                     =======
Distributions per unit.............            $   1.08                                                     $  1.08
                                               ========                                                     =======


                             See Notes to Unaudited Pro Forma Condensed Financial Statements



                                                    Alliance Holding
                                    Unaudited Pro Forma Condensed Statement of Income
                                         For the Six Months Ended June 30, 1998
                                         (in thousands, except per unit amounts)



                                                                    Transfer
                                                                 of Business to       Pro Forma
                                             Historical         Alliance Capital     Adjustments          Pro Forma
                                          Alliance Holding          (Note 2)          (Note 5)        Alliance Holding
                                          ----------------      ----------------     -----------      ----------------

Revenues:
 Investment advisory and
   services fees...................            $473,260              $(473,260)
 Distribution revenues.............             142,289               (142,289)
 Shareholder servicing fees........              19,581                (19,581)
 Equity in earnings of Alliance
   Capital.........................                                                    $  60,088(a)         $   60,088
 Other revenues....................              13,007                (13,007)
                                               --------              ---------         ---------            ----------
                                                648,137               (648,137)           60,088                60,088
                                               --------              ---------         ---------            ----------
Expenses:
 Employee compensation and
   benefits........................             170,030               (170,030)
 Promotion and servicing:
   Distribution plan payments
     to financial intermediaries...             122,854               (122,854)
   Amortization of deferred
     sales commissions.............              48,496                (48,496)
   Other...........................              44,869                (44,869)
 General and administrative........              83,397                (83,397)
 Amortization of intangible assets.               4,154                 (4,154)
 Interest..........................               1,920                 (1,920)
                                               --------              ---------         ---------            ----------
                                                475,720               (475,720)                0                     0
                                               --------              ---------         ---------            ----------
Income before income taxes.........             172,417               (172,417)           60,088                60,088
 State, local and foreign income
   taxes...........................               9,837                 (9,837)
 Federal income taxes..............              17,755                (17,755)            5,978(b)              5,978
                                               --------              ---------         ---------            ----------
                                                 27,592                (27,592)            5,978                 5,978
                                               --------              ---------         ---------            ----------
Net income.........................            $144,825              $(144,825)        $  54,110            $   54,110
                                               ========              =========         =========            ==========
Basic net income per unit..........            $   0.85                                                     $     0.85
                                               ========                                                     ==========
Diluted net income per unit........            $   0.82                                                     $     0.82
                                               ========                                                     ==========
Basic weighted average units
   outstanding.....................             169,609                                                         64,005
                                               ========                                                     ==========
Diluted weighted average units
   outstanding.....................             174,949                                                         69,345
                                               ========                                                     ==========
Distributions......................            $137,294                                                     $   51,430
                                               ========                                                     ==========
Distributions per unit.............            $   0.80                                                     $     0.80
                                               ========                                                     ==========


                             See Notes to Unaudited Pro Forma Condensed Financial Statements



                                                    Alliance Holding
                                    Unaudited Pro Forma Condensed Statement of Income
                                          For the Year Ended December 31, 1998
                                         (in thousands, except per unit amounts)


                                                                    Transfer
                                                                 of Business to       Pro Forma
                                             Historical         Alliance Capital     Adjustments          Pro Forma
                                          Alliance Holding          (Note 2)          (Note 5)        Alliance Holding
                                          ----------------      ----------------     -----------      ----------------
Revenues:
 Investment advisory and
   services fees...................            $952,992              $(952,992)
 Distribution revenues.............             301,846               (301,846)
 Shareholder servicing fees........              43,475                (43,475)
 Equity in earnings of Alliance
   Capital.........................                                                    $ 120,970(a)         $  120,970
 Other revenues....................              25,743                (25,743)
                                               --------              ---------         ---------            ----------
                                              1,324,056             (1,324,056)          120,970               120,970
                                               --------              ---------         ---------            ----------
Expenses:
 Employee compensation and
   benefits........................             340,923               (340,923)
 Promotion and servicing:
   Distribution plan payments
     to financial intermediaries...             261,087               (261,087)
   Amortization of deferred
     sales commissions.............             108,853               (108,853)
   Other...........................              90,400                (90,400)
 General and administrative........             162,323               (162,323)
 Amortization of intangible assets.               7,586                 (7,586)
 Interest..........................               4,172                 (4,172)
                                               --------              ---------         ---------            ----------
                                                975,344               (975,344)                0                     0
                                               --------              ---------         ---------            ----------
Income before income taxes.........             348,712               (348,712)          120,970              1 20,970
 State, local and foreign income
   taxes...........................              21,341                (21,341)
 Federal income taxes..............              34,455                (34,455)           11,442(b)             11,442
                                               --------              ---------         ---------            ----------
                                                 55,796                (55,796)           11,442                11,442
                                               --------              ---------         ---------            ----------
Net income.........................            $292,916              $(292,916)        $ 109,528            $  109,528
                                               ========              =========         =========            ==========
Basic net income per unit..........            $   1.71                                                     $     1.71
                                               ========                                                     ==========
Diluted net income per unit........            $   1.66                                                     $     1.66
                                               ========                                                     ==========
Basic weighted average units
   outstanding.....................             169,933                                                         64,183
                                               ========                                                     ==========
Diluted weighted average units
   outstanding.....................             175,143                                                         69,393
                                               ========                                                     ==========
Distributions......................            $278,414                                                     $  104,264
                                               ========                                                     ==========
Distributions per unit.............            $   1.62                                                     $     1.62
                                               ========                                                     ==========


                             See Notes to Unaudited Pro Forma Condensed Financial Statements



                                                    Alliance Capital
                                 Unaudited Pro Forma Condensed Consolidated Statement of
                                                   Financial Condition
                                                      June 30, 1999
                                         (in thousands, except per unit amounts)



                                                                                  Transfer of
                                                          Historical               Business to            Pro Forma
                                                       Alliance Capital         Alliance Capital      Alliance Capital
                                                           (Note 1)                 (Note 2)            (Notes 1, 2)
                                                       ----------------         ----------------      -----------------
Assets:
 Cash and cash equivalents...................                                        $68,697             $   68,697
 Receivable from brokers and dealers
   for sale of shares of Alliance mutual
   funds.....................................                                        182,885                182,885
 Fees receivable.............................                                        197,273                197,273
 Investments, available-for-sale.............                                        183,582                183,582
 Furniture, equipment and leasehold
   improvements, net.........................                                        114,422                114,422
 Intangible assets, net......................                                        100,216                100,216
 Deferred sales commissions, net.............                                        514,020                514,020
 Other assets................................                                         76,018                 76,018
                                                            -------               ----------             ----------
   Total assets..............................               $     0               $1,437,113             $1,437,113
                                                            =======               ==========             ==========
Liabilities:
 Payable to Alliance mutual funds for
   share purchases...........................                                       $238,797             $  238,797
 Accounts payable and accrued expenses.......                                        167,739                167,739
 Accrued compensation and benefits...........                                        205,008                205,008
 Debt........................................                                        356,311                356,311
 Minority interests in consolidated
   subsidiaries..............................                                          2,196                  2,196
                                                            -------               ----------             ----------
   Total liabilities.........................                     0                  970,051                970,051
                                                            -------               ----------             ----------
 Partners' capital...........................                     0                  467,062                467,062
                                                            -------               ----------             ----------
Total liabilities and partners' capital......               $     0               $1,437,113             $1,437,113
                                                            =======               ==========             ==========
Book value per unit outstanding..............               $  0.00                    $2.70             $     2.70
                                                            =======               ==========             ==========
Units outstanding............................                     0                  171,136                171,136
                                                            =======               ==========             ==========


                             See Notes to Unaudited Pro Forma Condensed Financial Statements




                                                    Alliance Capital
                             Unaudited Pro Forma Condensed Consolidated Statement of Income
                                         For the Six Months Ended June 30, 1999
                                         (in thousands, except per unit amounts)


                                                                                          Pro Forma
                                                                     Historical           Adjustments            Pro Forma
                                                                  Alliance Holding          (Note 4)         Alliance Capital
                                                                  ----------------        -----------        ----------------
Revenues:
 Investment advisory and services fees......................              $596,693                                   $596,693
 Distribution revenues......................................               196,830                                    198,830
 Shareholder servicing fees.................................                28,797                                     28,797
 Other revenues.............................................                14,364                                     14,364
                                                                          --------            -------                --------
                                                                           838,684            $     0                 838,684
                                                                          --------            -------                --------
Expenses:
 Employee compensation and benefits.........................               220,972                                    220,972
 Promotion and servicing:
   Distribution plan payments to financial intermediaries...               160,744                                    160,744
   Amortization of deferred sales commissions...............                74,698                                     74,698
   Other....................................................                54,896                                     54,896
 General and administrative.................................                87,739                                     87,739
 Amortization of intangible assets..........................                 7,980                                      7,980
 Interest...................................................                 1,927                                      1,927
                                                                          --------            -------                --------
                                                                           608,956                  0                 608,956
                                                                          --------            -------                --------
Income before income taxes..................................               229,728                  0                 229,728
 State, local and foreign income taxes......................                12,894                                     12,894
 Federal income taxes.......................................                21,566            (19,604)                  1,962
                                                                          --------            -------                --------
                                                                            34,460            (19,604)                 14,856
                                                                          --------            -------                --------
Net income..................................................              $195,268            $19,604                $214,872
                                                                          ========            =======                ========
Basic net income per unit...................................              $   1.13                                   $   1.25
                                                                          ========                                   ========
Diluted net income per unit.................................              $   1.10                                   $   1.21
                                                                          ========                                   ========
Basic weighted average units outstanding....................               170,804                                    170,804
                                                                          ========                                   ========
Diluted weighted average units outstanding..................               175,968                                    175,968
                                                                          ========                                   ========
Distributions...............................................              $186,696                                   $206,300
                                                                          ========                                   ========
Distributions per unit......................................              $   1.08                                   $   1.19
                                                                          ========                                   ========




                             See Notes to Unaudited Pro Forma Condensed Financial Statements


                                                    Alliance Capital
                             Unaudited Pro Forma Condensed Consolidated Statement of Income
                                         For the Six Months Ended June 30, 1998
                                         (in thousands, except per unit amounts)




                                                                                           Pro Forma
                                                                     Historical           Adjustments            Pro Forma
                                                                  Alliance Holding          (Note 4)         Alliance Capital
                                                                  ----------------        -----------        ----------------
Revenues:
 Investment advisory and services fees......................              $473,260                                   $473,260
 Distribution revenues......................................               142,289                                    142,289
 Shareholder servicing fees.................................                19,581                                     19,581
 Other revenues.............................................                13,007                                     13,007
                                                                          --------           --------                --------
                                                                           648,137           $      0                 648,137
                                                                          --------           --------                --------
Expenses:
 Employee compensation and benefits.........................               170,030                                    170,030
 Promotion and servicing:
   Distribution plan payments to financial intermediaries...               122,854                                    122,854
   Amortization of deferred sales commissions...............                48,496                                     48,496
   Other....................................................                44,869                                     44,869
 General and administrative.................................                83,397                                     83,397
 Amortization of intangible assets..........................                 4,154                                      4,154
 Interest...................................................                 1,920                                      1,920
                                                                          --------           --------                --------
                                                                           475,720                  0                 475,720
                                                                          --------           --------                --------
Income before income taxes..................................               172,417                  0                 172,417
 State, local and foreign income taxes......................                 9,837                                      9,837
 Federal income taxes.......................................                17,755            (16,000)                  1,755
                                                                          --------           --------                --------
                                                                            27,592            (16,000)                 11,592
                                                                          --------           --------                --------
Net income..................................................              $144,825           $ 16,000                $160,825
                                                                          ========           ========                ========
Basic net income per unit...................................              $   0.85                                   $   0.94
                                                                          ========                                   ========
Diluted net income per unit.................................              $   0.82                                   $   0.91
                                                                          ========                                   ========
Basic weighted average units outstanding....................               169,609                                    169,609
                                                                          ========                                   ========
Diluted weighted average units outstanding..................               174,949                                    174,949
                                                                          ========                                   ========
Distributions...............................................              $137,294                                   $152,738
                                                                          ========                                   ========
Distributions per unit......................................              $   0.80                                   $   0.89
                                                                          ========                                   ========



        See Notes to Unaudited Pro Forma Condensed Financial Statements

                               Alliance Capital
        Unaudited Pro Forma Condensed Consolidated Statement of Income
                     For the Year Ended December 31, 1998
                    (in thousands, except per unit amounts)

                                                                                           Pro Forma
                                                                        Historical         Adjustments            Pro Forma
                                                                     Alliance Holding       (Note 4)         Alliance Capital
                                                                     ----------------      -----------       ----------------
Revenues:
 Investment advisory and services fees......................            $  952,992                                 $  952,992
 Distribution revenues......................................               301,846                                    301,846
 Shareholder servicing fees.................................                43,475                                     43,475
 Other revenues.............................................                25,743                                     25,743
                                                                        ----------           --------              ----------
                                                                         1,324,056                  0               1,324,056
                                                                        ----------           --------              ----------
Expenses:
 Employee compensation and benefits.........................               340,923                                    340,923
 Promotion and servicing:
   Distribution plan payments to financial intermediaries...               261,087                                    261,087
   Amortization of deferred sales commissions...............               108,853                                    108,853
   Other....................................................                90,400                                     90,400
 General and administrative.................................               162,323                                    162,323
 Amortization of intangible assets..........................                 7,586                                      7,586
 Interest...................................................                 4,172                                      4,172
                                                                        ----------           --------              ----------
                                                                           975,344                  0                 975,344
                                                                        ----------           --------              ----------
Income before income taxes..................................               348,712                                    348,712
 State, local and foreign income taxes......................                21,341                                     21,341
 Federal income taxes.......................................                34,455           $(30,600)                  3,855
                                                                        ----------           --------              ----------
                                                                            55,796            (30,600)                 25,196
                                                                        ----------           --------              ----------
Net income..................................................              $292,916           $ 30,600              $  323,516
                                                                        ==========           ========              ==========
Basic net income per unit...................................            $     1.71                                 $     1.88
                                                                        ==========                                 ==========
Diluted net income per unit.................................            $     1.66                                 $     1.83
                                                                        ==========                                 ==========
Basic weighted average units outstanding....................               169,933                                    169,933
                                                                        ==========                                 ==========
Diluted weighted average units outstanding..................               175,143                                    175,143
                                                                        ==========                                 ==========
Distributions...............................................            $  278,414                                 $  309,014
                                                                        ==========                                 ==========
Distributions per unit......................................            $     1.62                                 $     1.80
                                                                        ==========                                 ==========



                             See Notes to Unaudited Pro Forma Condensed Financial Statements


          Notes to Unaudited Pro Forma Condensed Financial Statements

               (1) To record the initial capital contribution by Alliance Holding, as limited partner, and Alliance Capital Management Corporation, as general partner. Each partner contributed $50 in exchange for a 50% interest in Alliance Capital.

               (2) To reflect the transfer of the business of Alliance Holding to Alliance Capital in exchange for all of the units and the general partnership interest in Alliance Capital. Alliance Capital will record the transferred assets and liabilities at the amounts reflected in Alliance Holding's books and records on the date of transfer. Excluded from the transfer from Alliance Holding to Alliance Capital is the liability for the 3.5% federal tax on Alliance Holding's gross business income.

               (3) To reflect the one-for-one exchange of Alliance Holding units for Alliance Capital units. This pro forma adjustment assumes that for the exchange offer (A) Equitable Life and its affiliates will exchange all of their Alliance Holding units, except for the amount of units necessary for approximately 2% of the outstanding Alliance Holding units, for an equivalent number of Alliance Capital units and (B) other unitholders, excluding employees, who qualify for the block transfer regulations will exchange their Alliance Holding units for an equivalent number of Alliance Capital units. Based on these assumptions, Alliance Holding would own, on June 30, 1999, approximately 38.15% of the outstanding Alliance Capital units, representing $176,402,000 in partner's capital.

               (4) To eliminate the 3.5% federal tax on gross business income since Alliance Capital, as a private partnership, would not be subject to such a tax.

               (5) Pro forma adjustments to the Alliance Holding statement of income consist of the following:

      (a) To record Alliance Holding's share in the net income of Alliance Capital accounted for under the equity method. Alliance Holding's equity in earnings of Alliance Capital equates to the pro forma net income of Alliance Capital less the general partner's 1% interest multiplied by Alliance Holding's ownership share of 38.00%, 37.74% and 37.77% for the six months ended June 30, 1999 and 1998 and for the year ended December 31, 1998, respectively.

      (b) To record the 3.5% federal tax on Alliance Holding's pro rata share of Alliance Capital's gross business income.